Related party transactions	12 Months Ended
Dec. 31, 2021
Related party transactions [abstract]
Related party transactions	Related party transactions
Members of the Executive Board and Executive Committee
For each of the periods presented, the following compensation was granted to the members of the Executive Committee of the Company and were recognized as expense:

	Year ended December 31,
(in thousands of euro)	2019	2020	2021
Personnel expenses and other short-term employee benefits	2,811	3,131	3,456
Extra pension benefits	12	—	11
Share-based compensation	2,450	1,363	2,067
Executive Committee members compensation	5,273	4,494	5,534
As of December 31, 2021, two members of the Executive Committee were also members of the Executive Board.
Frédéric Lombard was appointed as member of the Executive Board in 2021.
Calculation of share-based compensation is detailed in Note 11.b.
Members of the Supervisory Board
The Company recognized a provision of €338 thousand for attendance fees (jetons de presence) relating to the year ended December 31, 2021 which should be paid in 2022. This amount includes the compensation for the Chairman of the Supervisory Board. The company recognized a provision of €216 thousand and €274 thousand as of December 31, 2019 and 2020, respectively.
Related parties
AstraZeneca is a shareholder and is related to the Company through several collaboration and option licensing or license agreements for different drug candidates (monalizumab, avdoralimab, IPH5201 and preclinical molecules) and a termination and transition agreement relating to Lumoxiti. The payments between the two companies as well as the liabilities and receivables as of 31 December 2021 are as follows:

	As of December 31, 2021
(in thousands of euros)	Payments	Assets/Liabilities
Collection (AstraZeneca towards the Company) / Receivables	5,317	988
Payments (the Company towards AstraZeneca) / Liabilities	(13,030)	(9,522)
Total(1)	(7,713)	(8,534)

BPI France is a board member and has granted the Company a €1,500 thousand interest-free loan (Prêt à Taux Zéro Innovation, or “PTZI”) and a free-interest advance repayable. PTZI loan is fully repaid as of December 31, 2022. Regarding the repayable advance, this is considered non-repayable by the Company as of December 31, 2021 in accordance with the terms specified in the financing contract signed with BPI in August 2020, in view of the technical and commercial failure of the project, in view of the results of the “FORCE” Phase 2 trial evaluating avdoralimab in COVID-19, published on July 6, 2021 (see notes 9 and 13.2).
Hervé Brailly is Chairman of the Supervisory Board of the Company and was a member of the Strategy Committee of Mi-mAbs until December 2021. Mi-mAbs is a company with which the Company entered into a framework contract on February 2, 2021 for the provision of services by Mi-mAbs of services in connection with the generation of monoclonal antibodies, the production of monoclonal antibodies or conjugated antibodies, or the in vitro or in vivo pharmacological characterization of potential drug candidates belonging to the Society. The maximum amount paid by the Company under this contract is capped at €600 thousand. The contract was initially concluded on February 2, 2021, with retroactive effect, for a period of one year, from January 1, 2021 to December 31, 2021. It was renewed on December 17, 2021 for a period of one year from from January 1, 2022. An amendment signed in March 23, 2022 modified the maximum amount of the contract, to cap it at €1.0 million for the entire duration of the contract (i.e. years 2021 and 2022).

Subsidiaries
The business relationships between the Company and its subsidiary Innate Pharma Inc are governed by intra-group agreements, conducted at standard conditions on an arm’s length basis.